UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 9, 2017

SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

86 Hopmeadow Street, Weatogue, CT	06089
(Address of Principal Executive Offices)	(Zip Code)

(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2017, the Annual Meeting of Shareholders of SBT Bancorp, Inc. (the “Corporation”) was held (the “Annual Meeting”).  A total of 1,136,471 of the Corporation’s shares were present or represented by proxy at the Annual Meeting, which constituted a quorum for the annual meeting.  The Corporation’s shareholders took the following actions:

Proposal #1 – Vote on the election of 4 persons, named in the Corporation’s proxy statement for the Annual Meeting, to serve as Class III directors of the Corporation for three year terms ending at the 2020 Annual Meeting of Shareholders.  The following is a list of Class III directors elected at the Annual Meeting with the number of votes “For” and “Withheld” as well as the number of abstentions and broker non-votes.

Name	For	Withheld	Abstentions	Broker Non-Votes

Robert J. Bogino	755,429	131,627	0	886,637
Nicholas B. Mason	755,504	131,552	0	886,637
David W. Sessions	755,573	131,483	0	886,637
Ann G. Taylor	755,918	131,138	0	886,637

Proposal #2 – Vote on the non-binding advisory approval of the compensation of the named executive officers of the Corporation.  The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, were as follows:

Number of Votes
For	743,218
Against	82,643
Abstentions	61,195
Broker Non-Votes	249,415

Proposal #3 – Vote on the ratification of Baker Newman & Noyes LLC, certified public accountants, as independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2017.  The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, were as follows:

Number of Votes
For	1,058,419
Against	77,636
Abstentions	416
Broker Non-Votes	0

Item 8.01  Other Events.

SBT Bancorp, Inc. (the “Corporation”) is furnishing presentation materials included as Exhibit 99.1 to this report that was presented at the Annual Meeting.  The Corporation is not undertaking to update this presentation, which did not include any material nonpublic information.  The information contained in Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The disclosure of the presentation materials under Item 8.01 of Form 8-K will not be deemed an admission as to the materiality of any information in this Item 8.01 (including Exhibit 99.1).

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	SBT Bancorp, Inc. presentation materials for 2017 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By:	/s/ Martin J. Geitz
Name:	Martin J. Geitz
Title:	President and Chief Executive Officer

Dated:  May 11, 2017

Exhibit Index

Exhibit No.	Description

99.1	SBT Bancorp, Inc. presentation materials for 2017 Annual Meeting of Shareholders.